Exhibit 10.1

FORBEARANCE AGREEMENT

FORBEARANCE AGREEMENT, dated as of April 3, 2009 (this "Agreement"), by and among (i) ICO NORTH AMERICA, INC., a Delaware corporation (the "Borrower"), (ii) each Subsidiary Guarantor party hereto (together with the Borrower, each a "Company" and collectively, the "Companies"), (iii) the Lenders party hereto, (iv) Jefferies Finance LLC, as lead arranger, book manager, documentation agent and syndication agent, (v) Jefferies Finance LLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent") and (vi) The Bank of New York Mellon (formerly known as The Bank of New York), as collateral agent for the Lenders (the "Collateral Agent").

RECITALS

A.  The Borrower, the Subsidiary Guarantors, the Lenders, the Collateral Agent and the Administrative Agent, and the other parties hereto are parties to the Amended and Restated Revolving Credit Agreement, dated as of April 7, 2008 (as amended or otherwise modified prior to the date hereof, the "Credit Agreement"), pursuant to which the Lenders extended certain commitments and made certain loans and other financial accommodations available to the Borrower.  The obligations of the Borrower under the Credit Agreement are guaranteed by the Subsidiary Guarantors and are secured by the Pledged Collateral.

B.  As of the date hereof, certain material Defaults have occurred and are continuing, which are listed on Exhibit A hereto, and such Defaults will become Events of Default on April 7, 2009 (hereinafter referred to collectively as the "Specified Events of Default").

C.  The Borrower has requested that the Administrative Agent and the Lenders temporarily forbear from exercising their rights and remedies as a result of the occurrence and continuance of the Specified Events of Default under the Credit Agreement.

D.  The Administrative Agent and the Lenders are willing to grant such forbearance on a limited basis, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Definitions.

(a)  Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.

(b)  As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

"Forbearance Effective Date" has the meaning assigned to it in Section 4.

"Forbearance Period" means the period commencing on the Forbearance Effective Date and ending on the Termination Date, unless earlier terminated pursuant to the terms and provisions of this Agreement.

"Paid in Full" means that the Obligations (other than contingent indemnification obligations for which no claim has been made or arisen) shall be repaid in full in cash and all Commitments shall be terminated.

"Secured Creditor Remedies" means any default-related action by any Agent or any Lender to sell, foreclose, repossess or liquidate any of the Pledged Collateral.

"Termination Date" means 11:00 a.m. (New York Time) on the Final Maturity Date.

"Termination Event" means any one or more of the following: (i) any representation or warranty made or deemed made by or on behalf of any Company or by any officer of the foregoing under or in connection with this Agreement or under or in connection with any report, certificate or other document delivered to any Agent or any Lender pursuant to this Agreement shall have been incorrect in any material respect when made or deemed made, (ii) any Company shall fail to perform or comply with any covenant or any agreement or term contained in this Agreement, (iii) any Default or Event of Default, other than the Specified Events of Default, shall occur and be continuing under the Credit Agreement or any of the other Loan Documents, or (iv) any "Event of Default", as such term is defined in the Convertible Indenture, shall occur and be continuing.

2.  Acknowledgements of the Companies.

(a)  The Borrower and each other Company acknowledge and agree that as of April 2, 2009, the aggregate principal balance of the Loans on such date (inclusive of capitalized interest) is $43,722,222.00 (the “Existing Principal”).  The Borrower and each other Company acknowledge and agree that as of April 2, 2009, the aggregate amount of accrued and unpaid and uncapitalized interest of the Loans is $1,396,682.00 (the “Existing Interest”) and the accrued and unpaid fees payable pursuant to Section 2.05 of the Credit Agreement is $370,180.00 (the “Existing Fees”; collectively with the Existing Principal and the Existing Interest, the “Outstanding Indebtedness”).  The foregoing amounts do not include other fees, expenses and other amounts that are chargeable or otherwise reimbursable under the Credit Agreement and the other Loan Documents.  Neither the Borrower nor any other Company has any rights of offset, defense, claim or counterclaim with respect to any of the Obligations.

(b)  The Borrower and each other Company acknowledge and agree that the Specified Events of Default constitute Defaults, and on and after April 7, 2009, will constitute Events of Default, that have occurred and are continuing as of the date hereof, are not capable of being cured and are material.  The existence of the Specified Events of Default (i) relieved the Lenders and the Agents from any obligation to extend any Loan or provide other financial accommodations under the Credit Agreement or other Loan Documents and (ii) would, but for the existence of this Agreement, permit the Lenders and the Agents to, among other things, (A) accelerate all or any portion of the Obligations and (B) subject to the terms of the Collateral Trust Agreement, (1) commence any legal or other action to collect any or all of the Obligations from the Borrower and any other Company and/or any Pledged Collateral, (2) exercise any Secured Creditor Remedies, including, without limitation, by foreclosing or otherwise realizing upon any or all of the Pledged Collateral and/or setting off and applying any deposits or other amounts or proceeds of Pledged Collateral to the payment of any or all of the Obligations, and (3) take any other enforcement action or otherwise exercise any or all rights, remedies, powers and privileges provided for by any or all of the Credit Agreement, the other Loan Documents, applicable law and/or equity.

3.  Limited Forbearance by the Agents and the Lenders.

(a)  Temporary Forbearance.  In accordance with the terms and subject to the conditions of this Agreement and only so long as no Termination Event shall have occurred and be continuing, the Agents and the Lenders agree to temporarily forbear until the Termination Date from (i) declaring all of the Obligations to be immediately due and payable, (ii) foreclosing or directing the foreclosure upon the Pledged Collateral, and (iii) exercising any other Secured Creditor Remedies with respect to the Pledged Collateral, in each case, solely by reason of, or as a result of the occurrence of, the Specified Events of Default.

(b)  Limited Effect of Forbearance.  Notwithstanding the foregoing, the Companies and the Lenders acknowledge and agree that the temporary forbearance granted by the Agents and the Lenders pursuant to this Agreement shall not constitute, and shall not be deemed to constitute, a waiver of the Specified Events of Default or of any other Default or Event of Default under the Loan Documents or a waiver of any of the rights and remedies provided thereunder, under law, at equity or otherwise (except as otherwise expressly provided in Section 3(a)).

(c)  Termination of Forbearance.  On and after the Termination Date, or such earlier date on which a Termination Event occurs and is continuing, the Agents' and the Lenders' agreement hereunder to forbear shall terminate automatically without the requirement of any demand, presentment, protest, notice or further act or action by the Agents or the Lenders.  Each Company expressly acknowledges and agrees that the effect of such termination will be to permit the Agents and the Lenders to demand that the Obligations be Paid in Full and to exercise any and all other rights and remedies available to them under the Loan Documents and this Agreement, at law, in equity (including, without limitation, any Secured Creditor Remedy), or otherwise without any further lapse of time, expiration of applicable grace periods, or (except as otherwise required under provisions of applicable law that cannot be waived) requirements of notice to any Company, all of which are expressly waived by each Company.

(d)  Default Interest.  The Administrative Agent, the Lenders and the Companies hereby agree that (i) effective April 7, 2009, the Obligations shall accrue interest at the Default Rate and (ii) such interest shall be payable in cash upon the earlier of (a) the occurrence of a Termination Event and (b) the Termination Date.

4.  Conditions to Effectiveness; Post-Closing Obligations.

(a)  This Agreement shall become effective and be deemed effective as of the date when, and only when, the Administrative Agent shall have received a copy of this Agreement, duly executed by the Companies, the Administrative Agent and the Required Lenders (the date of such effectiveness being referred to as the “Forbearance Effective Date”):

(b)  The Borrower shall pay to the Administrative Agent within one Business Day of the Forbearance Effective Date, for the account of or as directed by each Lender on a pro rata basis, a nonrefundable fee equal to 0.75% of the Existing Principal, in immediately available funds, in Dollars, which fee shall be earned in full when paid.

(c)  The Borrower shall pay the invoiced legal fees and expenses of counsel to the Required Lenders in respect of the negotiation, preparation, execution and delivery of this Agreement within three Business Days of the receipt of such invoice.

(d)  The Companies shall deliver to the Administrative Agent within three Business Days of the Forbearance Effective Date:

(i)  a certificate from the Secretary of the Borrower (A) attesting to the resolutions of the Borrower's Board of Directors authorizing the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents to be executed and delivered pursuant hereto to which the Borrower is a party, and the performance of the Credit Agreement, as amended, (B) authorizing specific officers of the Borrower to execute the same, and (C) attesting to the incumbency and signatures of such specific officers of the Borrower; and

(ii)  the financial statements for the fiscal year ended December 31, 2008 required under Section 5.01(a) of the Credit Agreement and the related documents required under Section 5.01(d) of the Credit Agreement, excluding the requirement that the auditor opinion accompanying such financial statements be delivered without a going concern qualification.

(e)  The Companies shall deliver to the Administrative Agent within five Business Days of the Forbearance Effective Date a counterpart signature page to this Agreement, duly executed by the Collateral Agent.

Any breach of the obligations set forth in Section 4(b), 4(c), 4(d) or 4(e) above shall constitute a Termination Event.

5.  Ratification of Loan Documents and Pledged Collateral.  Each Company acknowledges that this Agreement constitutes receipt from the Agents and the Lenders of proper notice of default, and subject to the terms and conditions of this Agreement, notice of intent to accelerate and opportunity to cure, and demand for payment.  Each Company waives to the extent permitted by law (a) any further notice of default, notice of intent to accelerate, or demand for payment and (b) any further opportunity to cure the Specified Events of Default.  Except as modified by this Agreement, each Company acknowledges, ratifies, reaffirms, and agrees that the Collateral Trust Agreement and the perfected liens and security interests created thereby in favor of the Collateral Agent for the benefit of the Lenders and the other secured parties referred to therein in the Pledged Collateral are, and will remain, in full force and effect and binding on all of the Companies and are hereby ratified and confirmed in all respects.  Each Company acknowledges, ratifies and reaffirms all of the terms and provisions of the Loan Documents (including, without limitation, the Credit Agreement), except as modified herein, which are incorporated by reference as of the Forbearance Effective Date as if set forth herein including, without limitation, all promises, agreements, warranties, representations, covenants, releases, and indemnifications contained therein.

6.  Insolvency Proceedings; FCC Matters.

(a)  Insolvency Proceedings and Certain Waivers.  Each Company agrees that if any Insolvency Proceeding with respect to any Company exists, subject to and in furtherance of the terms set forth in the Collateral Trust Agreement:

(i)  such Company shall not directly or indirectly object to, challenge, contest or otherwise seek to invalidate or reduce (or support directly or indirectly any other person in any such objection, challenge or contest) (A) the existence, validity or amount of the obligations or (B) the extent, legality, validity, perfection, priority or enforceability of any lien, pledge, security interest or mortgage of the Collateral Agent purportedly securing any of the Obligations;

(ii)  such Company shall not seek to subordinate or recharacterize any claim of the Collateral Agent or any Lender against any other Company; and

(iii)  such Company acknowledges and agrees that the waivers set forth in this Section constitute material consideration for the Agents and the Lenders to execute and deliver this Agreement and that the Agents and the Lenders are specifically relying on the truth and accuracy of the foregoing.

(b)  FCC Matters.  For the purposes of exercising any of their Secured Creditor Remedies at any time that the Forbearance Period shall cease to be in effect, subject to and in furtherance of the terms set forth in the Collateral Trust Agreement, the Companies agree with the Agent and the Lenders as follows:

(i)  The Agents and the Lenders are empowered to request, and each Company agrees to authorize, the appointment of a receiver or trustee from any court of competent jurisdiction.  Such receiver or trustee shall be instructed to seek from the FCC (and any other Governmental Authority) all requisite consents to and approvals of any assignment of any FCC License and assets of, or any transfer of control of over any Person whose stock, partnership interests, other securities or other Pledged Collateral is subject to the Collateral Trust Agreement to the extent required for such trustee or receiver to be granted the rights necessary to accomplish the purpose of seeking a bona fide purchaser to whom such FCC License ultimately will be assigned or control of such entity ultimately will be transferred, subject to FCC and any other governmental approvals.

(ii)  Each Company agrees, at the joint and several cost and expense of the Companies, to reasonably cooperate with any such purchaser referred to in clause (i) and with the Agents and Lenders in the preparation, execution and filing of any applications and other documents and providing any information that may be reasonably necessary in obtaining the FCC's consent to the assignment or transfer to such purchaser of the Pledged Collateral or any portion thereof or any of any FCC License.

(iii)  To the fullest extent permitted by applicable law, each Company hereby agrees to consent to and authorize any such transfer of control or assignment upon the request of the Agents or Lenders following a Termination Event or other expiration of the Forbearance Period, without limiting any rights of the Agents or Lenders under this Agreement or any other Loan Document to authorize the Agents or Lenders to nominate a trustee or receiver to assume control of the Pledged Collateral, subject only to any required consents, approvals or orders of courts of competent jurisdiction, the FCC or other Governmental Authority, for the purpose of effectuating the transactions contemplated in this Section 6(b) and the other provisions of this Agreement and the other Loan Documents.  Such trustee or receiver shall have all the rights and powers as provided to it by law, court order or the Agents or Lenders under this Agreement and the other Loan Documents.

(iv)  Each Company shall cooperate fully and use commercially reasonable efforts in obtaining the consent of the FCC and the approval or consent of each other Governmental Authority required to effectuate the foregoing.

7.  Representations and Warranties.  To induce the Agents and the Lenders to enter into this Agreement, each Company hereby represents and warrants to the Agents and the Lenders as follows:

(a)  Duly Organized.  Each Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has the full power and authority to execute, deliver and perform this Agreement and to perform the Credit Agreement, as amended hereby.

(b)  Authority.  The execution, delivery and performance by such Company of this Agreement, and the performance by such Company of the Credit Agreement, as amended hereby, and each other Loan Document (i) have been duly authorized by all requisite action on the part of such Company, (ii) do not and will not violate any provision of federal, state, or local law or regulation applicable to such Company, the Organizational Documents of such Company, or any order, judgment or decree of any court, Governmental Authority or arbitrator by which such Company or any of its properties is bound, (iii) do not and will not conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under Collateral Trust Agreement or any other contractual obligation of such Company (including, without limitation, any Material Agreement of such Company) and (iv) do not and will not require any filing (other than any disclosure filing) or registration with, consent, or authorization or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

(c)  Binding Obligation.  Each of this Agreement and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Company, enforceable against such Company in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

(d)  No Other Defaults.  Except for the Specified Events of Default, no Default or Event of Default has occurred and is continuing or would result from this Agreement becoming effective in accordance with its terms.  No "Event of Default", as such term is defined in the Convertible Indenture, has occurred and is continuing or would result from this Agreement becoming effective in accordance with its terms.

(e)  Representations and Warranties.  All representations and warranties by the Companies contained in the Credit Agreement and in each other Loan Document and certificate or other writing delivered to any Agent or Lender pursuant to the Credit Agreement or this Agreement are true and correct in all material respects as of the Forbearance Effective Date hereof, except (i) to the extent made as of a specific date, in which case each such representation and warranty shall be true and correct in all material respects as of such date, or (ii) to the extent  that such representation and warranties relate to the Specified Events of Default.

8.  Additional Covenants.  Commencing on the Forbearance Effective Date, and thereafter, so long as any principal of or interest on any Loan, any fee or any other Obligation (whether or not due) shall remain unpaid, the Borrower and each other Company agree as follows:

(a)  The Companies shall diligently, speedily and expeditiously pursue in good faith and on a commercially reasonable efforts basis a refinancing or repayment in full in cash of the Obligations to be consummated on or prior to the last day of the Forbearance Period (the "Refinancing").  The Companies shall, and shall direct their advisors to, keep the Agents and the Lenders apprised of all significant developments with respect to such process.

(b)  The Companies shall diligently, speedily and expeditiously pursue in good faith and on a commercially reasonable efforts basis a restructuring plan for their business and a plan to repay the Obligations under the Credit Agreement, which may include, without limitation, an equity investment from an Affiliate or third party, a refinancing, an orderly divestment of assets, or other measures (the "Restructuring Plan").

(c)  The Companies shall, and shall cause their advisors to, cooperate in good faith with all advisors retained by the Lenders and the holders of the Convertible Senior Secured Notes in order to enable such advisors to (i) evaluate the Companies' financial condition, business, operations and prospects and (ii) to evaluate the Restructuring Plan.  The Companies shall, and shall direct their advisors to, keep the Agents and the Lenders apprised of all significant developments with respect to the Restructuring Plan.

(d)  The Companies agree that, in accordance with Section 5.01(l) of the Credit Agreement, promptly from time to time, the Companies shall furnish such other information concerning the Refinancing or the Restructuring Plan as the Administrative Agent or any Lender, acting pursuant to such Section 5.01(l), may reasonably request.

(e)  Notwithstanding anything to the contrary contained in Section 2.10 of the Credit Agreement, if any Company, Holdings or any of their respective Subsidiaries (a “Recipient”) shall be entitled to receive the Net Cash Proceeds of any of the following transactions, in each case solely with respect to Auction Rate Securities owned by a Company:  (i) any ARS Conversion, (ii) any other disposition of Auction Rate Securities or (iii) any Debt Issuance for which Auction Rate Securities are pledged as collateral (an “ARS Margin Loan” and together with any transaction described in subclause (i) or (ii), each an “ARS Transaction” and collectively the “ARS Transactions”), then the Borrower shall cause 100% of all such Net Cash Proceeds to be paid by such Recipient directly to the Administrative Agent, immediately at such time that such Net Cash Proceeds are received by such Recipient (provided that the Borrower will use commercially reasonable efforts to cause such Net Cash Proceeds to be paid by the payor directly to the Administrative Agent), which payment shall be applied as a prepayments of the Obligations in accordance with Section 2.10(h) and (i) of the Credit Agreement.  Notwithstanding Section 6.01, 6.02 or 6.06 of the Credit Agreement, no ARS Transaction shall be entered into by any Company, Holdings or any of their respective Subsidiaries except where (A) 100% of the consideration payable to such party (in the case of an ARS Conversion or a disposition of Auction Rate Securities) or the proceeds to be received by such party (in the case of an ARS Margin Loan) is payable in cash, (B) such consideration (in the case of an ARS Conversion or a disposition of Auction Rate Securities) represents fair value to such party and (C) in the case of an ARS Margin Loan, such loan is extended on fair terms to such party.  Without limiting the generality of the preceding subclauses (B) and (C), none of the Companies, Holdings or any Subsidiary shall enter into any ARS Transaction unless either (x) the consideration payable to such party (in the case of an ARS Conversion or a disposition of Auction Rate Securities) or the proceeds to be received by such party (in the case of an ARS Margin Loan) is equal to at least 60% of the par value of the applicable Auction Rate Securities or (y) upon the closing of such ARS Transaction, the Obligations shall be Paid in Full.  The Required Lenders agree to review and respond within two Business Days to any request from the Borrower for a waiver that would permit an ARS Transaction not otherwise permitted under this clause (e) (it being understood that no waiver shall be effective unless signed in writing by the Required Lenders).  Subject to the terms set forth in this clause (e), the Required Lenders hereby consent to the incurrence by the Borrower of any ARS Margin Loan.

(f)  Notwithstanding anything to the contrary contained in Section 2.10 of the Credit Agreement, if any Recipient shall be entitled to receive the Net Cash Proceeds of any Asset Sale (solely with respect to assets of a Company), Debt Issuance or Equity Issuance in respect of any equity interest in a Company (or that is otherwise payable to a Company) and as a result thereof, if such proceeds were received by any Company, such proceeds would be required to be applied as a prepayment of the Obligations pursuant to Section 2.10 of the Credit Agreement, then the Borrower shall cause 100% of all such Net Cash Proceeds to be paid directly by such Recipient to the Administrative Agent, immediately at such time that such Net Cash Proceeds are received by such Recipient (provided that the Borrower will use commercially reasonable efforts to cause such Net Cash Proceeds to be paid by the payor directly to the Administrative Agent), which payment shall be applied as a prepayments of the Obligations in accordance with Section 2.10(h) and (i) of the Credit Agreement.

Any breach of the obligations set forth in this Section 8 shall constitute a Termination Event.

9.  Remedies Upon Termination or Expiration of Forbearance Period.  Upon the occurrence of a Termination Event, the Forbearance Period will terminate without further act or action by the Agents or the Lenders.  Upon the termination or expiration of the Forbearance Period, the Agents and the Required Lenders shall be entitled to (i) demand immediate payment in full in cash of all of the Obligations (or if the Maturity Date has occurred or any Insolvency Event has occurred, the Obligations shall automatically become due and payable without any action of any Agent or Lender) and (ii) subject to the Collateral Trust Agreement, immediately to exercise any and all rights and remedies available to them under the Loan Documents and this Agreement, at law, in equity, or otherwise, in each case without further opportunity to cure, demand, presentment, notice of dishonor, notice of default, notice of intent to accelerate, notice of intent to foreclose, notice of protest or other formalities of any kind, all of which are expressly waived by each Company to the extent permitted by law.

10.  RELEASE AND COVENANT NOT TO SUE.  EACH COMPANY (IN ITS OWN RIGHT AND ON BEHALF OF ITS DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS) (THE "RELEASING PARTIES") JOINTLY AND SEVERALLY RELEASES, ACQUITS, AND FOREVER DISCHARGES THE AGENTS AND THE LENDERS AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS, (COLLECTIVELY, THE "RELEASED PARTIES"), TO THE FULLEST EXTENT PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, FROM ANY AND ALL ACTS AND OMISSIONS OF THE RELEASED PARTIES, AND FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, COUNTERCLAIMS, DEMANDS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, DAMAGES, OBLIGATIONS, LIABILITIES, OBJECTIONS, AND EXECUTIONS OF ANY NATURE, TYPE, OR DESCRIPTION WHICH THE RELEASING PARTIES HAVE AGAINST THE RELEASED PARTIES ARISING PRIOR TO THE DATE HEREOF, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, GROSS NEGLIGENCE, USURY, UNCONSCIONABILITY, DURESS, ECONOMIC DURESS, DEFAMATION, CONTROL, INTERFERENCE WITH CONTRACTUAL AND BUSINESS RELATIONSHIPS, CONFLICTS OF INTEREST, MISUSE OF INSIDER INFORMATION, CONCEALMENT, DISCLOSURE, SECRECY, MISUSE OF COLLATERAL, WRONGFUL RELEASE OF COLLATERAL, FAILURE TO INSPECT, ENVIRONMENTAL DUE DILIGENCE, NEGLIGENT LOAN PROCESSING AND ADMINISTRATION, WRONGFUL SETOFF, VIOLATIONS OF STATUTES AND REGULATIONS OF GOVERNMENTAL ENTITIES, INSTRUMENTALITIES AND AGENCIES (CIVIL),  SECURITIES AND ANTITRUST LAWS VIOLATIONS, TYING ARRANGEMENTS, BREACH OR ABUSE OF ANY ALLEGED FIDUCIARY DUTY, BREACH OF ANY ALLEGED SPECIAL RELATIONSHIP, COURSE OF CONDUCT OR DEALING, ALLEGED OBLIGATION OF FAIR DEALING, ALLEGED OBLIGATION OF GOOD FAITH, AND ALLEGED OBLIGATION OF GOOD FAITH AND FAIR DEALING,  IN CONNECTION WITH OR RELATED TO THE LOAN DOCUMENTS AND THE CREDIT AGREEMENT, AT LAW OR IN EQUITY, IN CONTRACT IN TORT, OR OTHERWISE, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED (COLLECTIVELY, THE "RELEASED CLAIMS"); PROVIDED, HOWEVER, THAT THE RELEASED CLAIMS SHALL NOT INCLUDE ANY CLAIMS ARISING OUT OF ANY FAILURE BY ANY AGENT OR LENDER TO PERFORM, ON OR AFTER THE DATE HEREOF, ANY OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR UNDER ANY OF THE LOAN DOCUMENTS OR THE CREDIT AGREEMENT.  THE RELEASING PARTIES FURTHER JOINTLY AND SEVERALLY AGREE TO LIMIT ANY DAMAGES THEY MAY SEEK IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION, IF ANY, TO EXCLUDE ALL PUNITIVE AND EXEMPLARY DAMAGES, DAMAGES ATTRIBUTABLE TO LOST PROFITS OR OPPORTUNITY, DAMAGES ATTRIBUTABLE TO MENTAL ANGUISH, AND DAMAGES ATTRIBUTABLE TO PAIN AND SUFFERING, AND THE RELEASING PARTIES DO HEREBY JOINTLY AND SEVERALLY WAIVE AND RELEASE ALL SUCH DAMAGES WITH RESPECT TO ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH MAY ARISE AT ANY TIME AGAINST ANY OF THE RELEASED PARTIES.  THE RELEASING PARTIES REPRESENT AND WARRANT THAT, TO THEIR KNOWLEDGE, NO FACTS EXIST WHICH COULD PRESENTLY SUPPORT THE ASSERTION OF ANY OF THE RELEASED CLAIMS AGAINST THE RELEASED PARTIES.  THE RELEASING PARTIES FURTHER COVENANT NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY OF THE RELEASED CLAIMS, AND EXPRESSLY WAIVE ANY AND ALL DEFENSES THEY MAY HAVE IN CONNECTION WITH THEIR DEBTS AND OBLIGATIONS UNDER THE LOAN DOCUMENTS AND THE CREDIT AGREEMENT (AS AMENDED HEREBY).  THIS SECTION 10 IS IN ADDITION TO AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES. NOTWITHSTANDING ANY PROVISION OF THE CREDIT AGREEMENT (AS AMENDED HEREBY) OR ANY OTHER LOAN DOCUMENT, THIS SECTION 10 SHALL REMAIN IN FULL FORCE AND EFFECT AND SHALL SURVIVE THE DELIVERY AND PAYMENT ON THE OBLIGATIONS, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

11.  No Obligation of any Agent or the Lenders.  Each Company acknowledges and understands that upon the expiration or termination of the Forbearance Period and if the Specified Events of Default have not been waived by written agreement in accordance with the Credit Agreement, or if there shall at such time exist a Default or Event of Default, then the Agents and the Lenders shall have the right to proceed to exercise any or all available rights and remedies, which may include foreclosure on the Pledged Collateral and institution of legal proceedings to the extent set forth herein in the Collateral Trust Agreement.  The Agents and the Lenders shall have no obligation whatsoever to extend the maturity of the Obligations, waive any events of default or defaults, defer any payments, or further forbear from exercising their rights and remedies.

12.  No Implied Waivers.  No failure or delay on the part of the Agents or the Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  No action or acquiescence by the Agents or the Lenders, including without limitation, the making of any loan or the acceptance of any payment under the Credit Agreement, shall constitute a waiver of, or a consent to, any default, noncompliance, Default or Event of Default now existing or hereafter arising under the Credit Agreement or any of the other Loan Documents (including, without limitation, the Specified Events of Default).

13.  INDEMNIFICATION.  IN ADDITION TO, AND WITHOUT LIMITATION OF, ANY AND ALL INDEMNITIES PROVIDED IN THE LOAN DOCUMENTS, EACH COMPANY SHALL AND DOES JOINTLY AND SEVERALLY INDEMNIFY AND HOLD EACH OF THE RELEASED PARTIES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITY, LOSSES, DAMAGES, CAUSES OF ACTION, SUITS, JUDGMENTS, COSTS, AND EXPENSES, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES, ARISING OUT OF OR FROM OR RELATED TO ANY OF THE RELEASED CLAIMS, EXCEPT TO THE EXTENT DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE DIRECTLY RESULTED SOLELY FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH RELEASED PARTY.  IF ANY ACTION, SUIT, OR PROCEEDING IS BROUGHT AGAINST ANY OF THE RELEASED PARTIES, EACH COMPANY SHALL, AT LENDERS' REQUEST, JOINTLY AND SEVERALLY DEFEND THE SAME AT THEIR SOLE COST AND EXPENSE, SUCH COST AND EXPENSE TO BE A JOINT AND SEVERAL LIABILITY OF THE COMPANIES, BY COUNSEL SELECTED BY THE LENDERS.  NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, THIS SECTION 13 SHALL REMAIN IN FULL FORCE AND EFFECT AND SHALL SURVIVE ANY DELIVERY AND PAYMENT ON THE OBLIGATIONS, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

14.  Review and Construction of Documents.  Each Company hereby acknowledges, and represents and warrants to the Agents and the Lenders, that:

(a)  such Company has had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Agreement with their legal counsel;

(b)  such Company has carefully reviewed this Agreement and fully understand all terms and provisions of this Agreement;

(c)  such Company has freely, voluntarily, knowingly and intelligently entered into this Agreement of their own free will and volition; and

(d)  none of the Agents or the Lenders has a fiduciary relationship with the Borrower or any Company, and the relationship between the Agents and the Lenders, on the one hand, and the Companies, on the other hand, is solely that of creditor and debtor; and

(e)  no joint venture exists among the Companies, the Agents and the Lenders.

15.  ENTIRE AGREEMENT; AMENDMENT.  THIS AGREEMENT AND THE LOAN DOCUMENTS AS INCORPORATED HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO REGARDING THE AGENTS' AND THE LENDERS' FORBEARANCE WITH RESPECT TO THEIR RIGHTS AND REMEDIES ARISING AS A RESULT OF THE SPECIFIED EVENTS OF DEFAULT AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.  The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the Companies, the Agents and the Lenders.  The Loan Documents, as modified by this Agreement, continue to evidence the agreement of the parties with respect to the subject matter thereof.

16.  Miscellaneous.

(a)  Notices.  All notices, requests, demands and other communications under this Agreement will be given in accordance with the provisions of the Credit Agreement.

(b)  Successors and Assigns. This Agreement shall (i) be binding on the Agents, the Lenders, the Companies and their respective successors and assigns, and (ii) inure to the benefit of the Agents, the Lenders, the Companies and their respective successors and assigns, provided that no Company may assign any rights or obligations under this Agreement without the prior written consent of the Agents and the Lenders.

(c)  Tolling of Statutes of Limitation.  The parties hereto agree that all applicable statutes of limitations with respect to the Loan Documents shall be tolled and shall not begin to run again until the Termination Date.

(d)  Interpretation.  Wherever the context hereof will so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.  The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

(e)  Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f)  Counterparts.  This Agreement may be executed and delivered in any number of counterparts, and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument; provided that no party shall be bound by this Agreement until the Companies, the Agents and the Required Lenders have executed a counterpart hereof.  Execution of this Agreement via facsimile or electronic mail shall be effective, and signatures received via facsimile or electronic mail shall be binding upon the parties hereto and shall be effective as originals.

(g)  Further Assurances.  Each Company agrees to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be reasonably requested by any Agent or Lender as necessary or advisable to carry out the intents and purposes of this Agreement.

(h)  Survival of Representations and Warranties.  All representations and warranties made in this Agreement or any other Loan Document will survive the execution and delivery of this Agreement, and no investigation by the Agents or the Lenders or any closing will affect the representations and warranties or the right of the Agents or the Lenders to rely upon them.

(i)  Loan Document.  This Agreement is a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

(j)  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(k)  JURY TRIAL WAIVER.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(l)  Direction to Collateral Agent.  Each of the Administrative Agent and the Required Lenders hereby (i) represents and warrants to the Collateral Agent that (a) the execution and delivery of this Agreement by the Collateral Agent is authorized or permitted under the Credit Agreement, the Collateral Trust Agreement and the other Loan Documents and (b) it is authorized under the Credit Agreement, the Collateral Trust Agreement and the other Loan Documents to direct the Collateral Agent to execute and deliver this Agreement, and (ii)  authorizes and directs the Collateral Agent to execute and deliver this Agreement.

(m)  Concerning the Collateral Agent. The parties hereto acknowledge and agree that all of the rights, privileges, protections, immunities and indemnities afforded the Collateral Agent under the Credit Agreement, the Collateral Trust Agreement and the other Loan Documents is hereby incorporated herein as if set forth herein in full.

(n)  Not Responsible for Recitals.  The recitals contained herein shall be taken as the statements of the Companies, the Lenders and the Administrative Agent and the Collateral Agent assumes no responsibility for their correctness.  The Collateral Agent makes no representations as to the validity or sufficiency of this Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first written above.

BORROWER:

ICO NORTH AMERICA, INC.

By: /s/ Michael P. Corkery
Name: Michael P. Corkery
Title: Acting Chief Executive Officer, Chief Financial Officer

SUBSIDIARY GUARANTORS:

ICO SATELLITE MANAGEMENT, LLC, as a Subsidiary Guarantor
By: ICO North America, Inc., its sole member

By: /s/ Michael P. Corkery
Name: Michael P. Corkery
Title: Acting Chief Executive Officer, Chief Financial Officer

ICO GLOBAL COMMUNICATIONS (CANADA) INC., as a Subsidiary Guarantor
By: ICO North America, Inc., its parent

By: /s/ Michael P. Corkery
Name: Michael P. Corkery
Title: Acting Chief Executive Officer, Chief Financial Officer

EXECUTED AS A DEED FOR AND ON BEHALF OF:
ICO SATELLITE NORTH AMERICA LIMITED, as a Subsidiary Guarantor
By: ICO North America, Inc., its parent
By: /s/ Michael P. Corkery
Name: Michael P. Corkery
Title: Acting Chief Executive Officer, Chief Financial Officer

In the presence of: /s/ John L. Flynn
Name of Witness: John L. Flynn
Address of Witness: c/o ICO
11700 Plaza America Drive, Ste 1010
Reston, VA 20190

Forbearance

ICO SATELLITE SERVICES LIMITED, as a Subsidiary Guarantor

By: /s/ Kelly Meadows
Name: Kelly Meadows
Title: Director

ICO SERVICES LIMITED, as a Subsidiary Guarantor

By: /s/ Kelly Meadows
Name: Kelly Meadows
Title: Director

SSG UK LIMITED, as a Subsidiary Guarantor

By: /s/ Kelly Meadows
Name: Kelly Meadows
Title: Director

Forbearance

ICO SATELLITE SERVICES G.P., as a Subsidiary Guarantor
By: ICO Services Limited, a general partner

By: /s/ Kelly Meadows
Name: Kelly Meadows
Title: Director

NEW ICO SATELLITE SERVICES G.P., as a Subsidiary Guarantor
By: ICO Satellite Services G.P., a general partner
By: ICO Services Limited, a general partner

By: /s/ Kelly Meadows
Name: Kelly Meadows
Title: Director

Forbearance

ADMINISTRATIVE AGENT:

JEFFERIES FINANCE LLC, as Administrative Agent

By: /s/ E.J. Hess
Name: E.J. Hess
Title: Managing Director

Forbearance

REQUIRED LENDERS:

Special Situations Investing Group, Inc., as a Lender

By: /s/ Robert G. Frahm III
Name: Robert G. Frahm III
Title: Authorized Signatory

Forbearance

CANPARTNERS INVESTMENTS IV, LLC, as a Lender

By: /s/ Mitch Julis
Name: Mitch Julis
Title: Authorized Signatory

Exhibit A

Specified Events of Default

The Defaults, which on and after April 7, 2009, shall be Events of Default, resulting from (a) the failure of the Companies to deliver as required by Section 5.01(a) of the Credit Agreement not later than March 31, 2009 the consolidated financial statements of the Borrower for the fiscal year ended December 31, 2008 accompanied by an opinion of Deloitte & Touche LLP not qualified as to scope and not containing any going concern or other qualification or exemption and (b) the failure of the Companies to deliver as required by Section 5.01(d) of the Credit Agreement the other items required to be delivered concurrently with the consolidated financial statements of the Borrower for the fiscal year ended December 31, 2008.